Exhibit 99.1

By Electronic Delivery to: dfallon@nobleintl.com; mazar@nobleintl.com; Andrew.Tavi@nobleintl.com

April 3, 2008

Mr. David J. Fallon

Chief Financial Officer

Noble International, Ltd.

840 West Long Lake Road, Suite 601

Troy, MI 48098

Re:	Noble International, Ltd. (the “Company”) – Staff Determination
Nasdaq Symbol: NOBL

Dear Mr. Fallon:

We have not received the Company’s Form 10-K for the period ended December 31, 2007 as required by Marketplace Rule 4310(c)(14).1 Accordingly, unless the Company requests an appeal of this determination as described below, trading of the Company’s common stock will be suspended at the opening of business on April 14, 2008, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

Marketplace Rule 4804(b) requires that the Company, as promptly as possible but no later than four business days from the receipt of this letter, make a public announcement through the news media which discloses receipt of this letter and the Nasdaq rules upon which it is based.2 The Company must provide a copy of this announcement to Nasdaq’s MarketWatch Department, the Listing Qualifications Department and the Listing Qualifications Hearings Department (the “Hearings Department”) at least 10 minutes prior to its public dissemination.3 For your convenience, we have enclosed a list of news services.4

[1]	Marketplace Rule 4310(c)(14) states that “[t]he issuer shall file with Nasdaq three (3) copies of all reports and other documents filed or required to be filed with the Commission. This requirement is considered fulfilled for purposes of this paragraph if the issuer files the report or document with the Commission through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system. An issuer that is not required to file reports with the Commission shall file with Nasdaq three (3) copies of reports required to be filed with the appropriate regulatory authority. All required reports shall be filed with Nasdaq on or before the date they are required to be filed with the Commission or appropriate regulatory authority. Annual reports filed with Nasdaq shall contain audited financial statements.”
[2]	We also note that Item 3.01 of Form 8-K requires disclosure of the receipt of this notification within four business days. See, SEC Release No. 34-49424.
[3]	The notice should be submitted to Nasdaq’s MarketWatch Department through the Electronic Disclosure service available at www.NASDAQ.net. The facsimile numbers for Nasdaq’s Listing Qualifications and Hearings Departments are (301) 978-4028 and (301) 978-8080, respectively.
[4]	The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story. Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Determination on (DATE OF RECEIPT OF STAFF DETERMINATION) indicating that the Company fails to comply with the (STOCKHOLDERS’ EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, FILING, etc.) requirement(s) for continued listing set forth in Marketplace Rule(s) , and that its securities are, therefore, subject to delisting from (The Nasdaq Global Select/Global/Capital Market). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company’s request for continued listing.

Mr. David J. Fallon

April 3, 2008

In the event the Company does not make the required public announcement, trading in your securities will be halted, even if the Company appeals Staff’s determination to a Nasdaq Listing Qualifications Panel (the “Panel”) as described below.

In addition, an indicator will be broadcast over Nasdaq’s market data dissemination network noting the Company’s non-compliance. The indicator will be displayed with quotation information related to the Company’s securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information. Also, a list of all non-compliant Nasdaq companies and the reason(s) for such non-compliance is posted on our website at www.nasdaq.com. The Company will be included in this list commencing two business days from the date of this letter.

The Company may appeal Staff’s determination5 to the Panel, pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. A hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. Hearing requests should not contain arguments in support of the Company’s position. The Company may request either an oral hearing or a hearing based solely on written submissions. The fee for an oral hearing is $5,000; the fee for a hearing based on written submissions is $4,000. Please send your non-refundable hearing fee by wire transfer to “The NASDAQ Stock Market LLC” in accordance with the instructions on the attached Hearing Fee Payment Form.6 The request for a hearing must be received by the Hearings Department no later than 4:00 p.m. Eastern Time on April 10, 2008. The request and confirmation of the wire transfer7 should be sent to the attention of Lanae Holbrook, Chief Counsel, Nasdaq Office of General Counsel, via email at: hearings@nasdaqomx.com.

[5]	On April 1, 2008, Staff granted the Company an extension, until June 11, 2008, to comply with the Independent Board and Audit Committee Composition requirements under Marketplace Rules 4350(c) and 4350(d)(2). If the Company appeals, it needs to address this issue at its hearing.
[6]	The Form also includes instructions for payment by check.
[7]	The confirmation of the wire transfer should be provided in an electronic file such as a PDF document attached to the email request.

Mr. David J. Fallon

April 3, 2008

Please note that the suspension and delisting will be stayed only if the Hearings Department (the Rockville, MD location) receives the Company’s hearing request on or before 4:00 p.m. Eastern Time on April 10, 2008.

Please refer to our website for information regarding the hearing process: http://www.nasdaq.com/about/LegalComplianceFAQs.stm#hearings.8 If you would like additional information regarding the hearing process, please call the Hearings Department at (301) 978-8203.

Marketplace Rule 4815 prohibits communications relevant to the merits of a proceeding under the Marketplace Rule 4800 Series between the Company and the Hearings Department unless Staff is provided notice and an opportunity to participate. In that regard, Staff waived its right to participate in any oral communications between the Company and the Hearings Department. Should Staff determine to revoke such waiver, the Company will be immediately notified, and the requirements of Marketplace Rule 4815 will be strictly enforced.

If the Company does not appeal Staff’s determination to the Panel, the Company’s securities will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.” The securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a “Form 211”) is cleared.9 Only a market maker, not the Company, may file a Form 211.

While the suspension announcement will be included on the “Daily List,” which is posted and available to subscribers of www.Nasdaqtrader.com at approximately 2:00 p.m. on April 11, 2008, news of the suspension may not be deemed publicly disseminated until the Company makes an announcement through a Regulation FD compliant means of communication.

Finally, Marketplace Rules require that the Company provide Nasdaq with the number of shares issued and outstanding at the end of each quarter. In that regard, please use the attached form: “Change in Total Shares Outstanding for Delinquent Filers”, to provide us with the number of shares your Company has issued and outstanding as of the end of the latest quarter. We understand that your Company is delinquent in its periodic reports and may not be able to provide a definitive number at this time. In this case, please provide an estimated number.

[8]	In particular, please see the following questions pertaining to delinquency:

•	In the event a company appeals a staff determination to delist its securities based on a filing delinquency, what information should it present to the Panel?

•

In the event an investigation into the issues underlying the filing delinquency has been initiated by the company’s board, audit committee or other investigative committee, what information should the company provide to the Panel?

•	How long can a company remain listed if it becomes filing delinquent because of issues related to accounting for stock options?
[9]	Pursuant to NASD Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the issuer is not current in its filing obligations.

Mr. David J. Fallon

April 3, 2008

If you have any questions, please contact Shawn Abdool, Listing Analyst, at (301) 978-8030.

Sincerely,

Stanley Higgins Director
Nasdaq Listing Qualifications

Enclosures

DIRECTORY OF NEWS SERVICES

News Media Outlets*

Bloomberg Business News	MarketWire	PrimeNewswire SM
Newsroom	5757 West Century Boulevard.	(A NASDAQ OMX Company)
400 College Road East	2nd Floor	5200 West Century Boulevard
P.O. Box 888	Los Angeles, CA 90045	Suite 470
Princeton, NJ 08540-0888	Telephone: 800.774.9473	Los Angeles, CA 90045
Telephone: 609.750.4500	Fax: 310.846.3701	Telephone: 800.307.6627
Toll free: 800.444.2090		Fax: 310.642.6933
Fax: 609.897.8394		Web: http://www.primenewswire.com
Email: release@Bloomberg.net

Business Wire	PR Newswire	Reuters
44 Montgomery Street	810 7th Avenue	3 Times Square
39th Floor	35th Floor	New York, NY 10036
San Francisco, CA 94104	New York, NY 10036	Telephone: 646.223.6000
Telephone: 415.986.4422	Telephone: 800.832.5522	Fax: 646.223.6001
Fax: 415.788.5335	Fax: 800.793.9313

Dow Jones News Wire
Harborside Financial Center
600 Plaza Two
Jersey City, NJ 07311-3992
Telephone: 201.938.5400
Fax: 201.938.5600

*	The use of any of these services will satisfy NASDAQ’s listing rules that require the disclosure of specific information in a press release or public announcement through the news media.

The NASDAQ Stock Market

Hearing Payment Form

Marketplace Rule 4805(c) requires the issuer to submit a fee to cover the costs of the hearing. The fee for an oral hearing is $5,000. The fee for a written hearing is $4,000. NASDAQ requests that the fee be paid concurrently with your hearing request by wire transfer following the instructions below. If you do not have access to wire transfer, you may pay by check

Payment By Wire: Please use the following instructions and include the specific reference information provided below when transmitting your payment.

By Federal Reserve Wire		By American Clearing House
The NASDAQ Stock Market LLC		The NASDAQ Stock Market LLC
Bank Name:	PNC Bank	Bank Name:	PNC Bank
Bank Address:	Philadelphia, PA	Bank Address:	Washington, DC
SWIFT Number:	PNCCUS33	SWIFT Number:	PNCCUS33
ABA Number:	031000053	ABA Number:	054000030
Beneficiary:	NASDAQ	Beneficiary:	NASDAQ
Account Number:	5300401669	Account Number:	5300401669
Reference:	Company name, symbol,	Reference:	Company name,

symbol, and note that the fee is for a hearing.		and note that the fee is for a hearing.

Payment By Check: The check must be made payable to The NASDAQ Stock Market LLC and sent under separate cover to the address provided below. Please complete this form and submit it with your payment.

COMPANY NAME	SYMBOL

ADDRESS

ADDRESS

REMITTER NAME

(IF NOT THE SAME AS THE COMPANY)

CHECK ENCLOSED IN THE AMOUNT OF $	CHECK NO.

Please mail this form and your payment by courier/overnight to:

The NASDAQ Stock Market LLC

Office of General Counsel – Hearings

W-8015

c/o Mellon Bank

701 Market Street

Room 3490

Philadelphia, PA 19106

Change in Total Shares Outstanding for Delinquent Filers:

Pursuant to Nasdaq Marketplace Rules 4510(b)(3) and 4520(b)(3), companies that do not timely file a periodic report with the SEC must provide Nasdaq with the change in its total shares outstanding of the Nasdaq listed security from the previous periodic reporting period. Do not include shares of securities not traded on Nasdaq. Please complete the attached form and fax it back to 301.978.8099 or email a scanned copy to continuedlisting@nasdaqomx.com no later than seven calendar days from the receipt of the letter to which this form is attached.

ISSUER NAME Noble International, Inc.	SYMBOL NOBL

CONTACT NAME David Fallon	CONTACT TITLE CFO

TELEPHONE	E-MAIL

Period end date 12/31/2007

Total Shares Issued and Outstanding this period

(Total shares issued and outstanding do not include any treasury shares)